UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2025

Actelis Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41375	52-2160309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4039 Clipper Court, Fremont, CA 94538

(Address of principal executive offices)

(510) 545-1045

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ASNS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 28, 2025, Actelis Networks, Inc. (the “Company”) received a listing decision from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Nasdaq Hearings Panel (the “Hearings Panel”) determined that the Company evidenced compliance with the stockholders’ equity requirement set forth in Nasdaq Listing Rule 5550(b)(1).

The Panel also granted the Company’s request for continued listing on The Nasdaq Capital Market, pursuant to an extension through December 5, 2025, to regain compliance with the bid price requirement set forth in Nasdaq Listing Rule 5550(a)(1). In order to evidence compliance with the bid price requirement, the Company must evidence a closing bid price of at least $1.00 per share for a minimum of 10, but generally not more than 20, consecutive business days. The Company has scheduled a special meeting of shareholders for November 7, 2025, at which it will seek shareholder approval for the implementation of a reverse stock split in an effort to regain compliance with the bid price requirement by December 5, 2025.

The Company will remain subject to a one-year discretionary Panel Monitor through October 28, 2026. If during that period the Company fails to satisfy any of the criteria for continued listing on The Nasdaq Capital Market set forth in Nasdaq Listing Rule 5550, the Staff may not grant the Company additional time to regain compliance with respect to a deficiency nor will the Company be afforded a cure period under Nasdaq Listing Rule 5810(c)(3). Rather, Nasdaq will issue a delist determination, which the Company may address by requesting a new hearing before the Panel.

On October 31, 2025, the Company issued a press release announcing that that it had regained compliance with the equity requirement and that the Panel decided to grant the Company additional time to regain compliance with the bid price requirement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated October 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTELIS NETWORKS, INC.

Dated: October 31, 2025	By:	/s/ Tuvia Barlev
	Name:	Tuvia Barlev
	Title:	Chief Executive Officer

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